Exhibit 99.2

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$54	$43	$11	$87	$59	$28
2	Pinnacle West Energy	(12)	2	(14)	(30)	8	(38)
3	APS Energy Services	1	5	(4)	3	13	(10)
4	SunCor	4	2	2	5	4	1
5	El Dorado	36	2	34	36	5	31
6	Parent Company	(12)	1	(13)	—	(14)	14

7	Income From Continuing Operations	71	55	16	101	75	26
8a	Income From Discontinued Operations - Net of Tax	—	1	(1)	1	6	(5)
8b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

9	Net Income	$71	$56	$15	$102	$81	$21

	EARNINGS PER SHARE BY SUBSIDIARY - DILUTED
10	Arizona Public Service	$0.59	$0.47	$0.12	$0.96	$0.65	$0.31
11	Pinnacle West Energy	(0.13)	0.02	(0.15)	(0.33)	0.08	(0.41)
12	APS Energy Services	0.01	0.06	(0.05)	0.03	0.14	(0.11)
13	SunCor	0.04	0.02	0.02	0.06	0.04	0.02
14	El Dorado	0.39	0.02	0.37	0.39	0.05	0.34
15	Parent Company	(0.12)	0.01	(0.13)	(0.01)	(0.14)	0.13

16	Income From Continuing Operations	0.78	0.60	0.18	1.10	0.82	0.28
17a	Income From Discontinued Operations - Net of Tax	—	0.01	(0.01)	0.01	0.07	(0.06)
17b	Cumulative Effect of Change in Accounting - Net of Tax	—	—	—	—	—	—

18	Net Income	$0.78	$0.61	$0.17	$1.11	$0.89	$0.22

19	BOOK VALUE PER SHARE	$31.68	$29.95	$1.73	$31.68	$29.95	$1.73
	COMMON SHARES OUTSTANDING - DILUTED (Thousands)
20	Average	91,400	91,450	(50)	91,391	91,402	(11)
21	End of Period	91,309	91,262	47	91,309	91,262	47

See Glossary of Terms.	Page 1 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)
	REGULATED ELECTRICITY SEGMENT
	Retail
22	Residential	$245	$233	$12	$434	$401	$33
23	Business	257	251	6	468	447	21

24	Total retail	502	484	18	902	848	54
	Wholesale revenue on delivered electricity
25	Traditional contracts	4	4	—	7	7	—
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	8	5	3	16	11	5
28	Other miscellaneous services	6	6	—	10	12	(2)

29	Total regulated electricity	520	499	21	935	878	57

	MARKETING AND TRADING SEGMENT
	Delivered marketing and trading
30	Generation sales other than native load	30	20	10	40	64	(24)
31	Realized margins on electricity trading (a)	12	5	7	17	14	3
32	Other delivered electricity (a)	71	78	(7)	138	150	(12)

33	Total delivered marketing and trading	113	103	10	195	228	(33)

	OTHER MARKETING AND TRADING
34	Realized margins on delivered commodities other than electricity (a)	2	(2)	4	—	(4)	4
35	Prior period mark-to-market (gains) losses on contracts delivered during current period (a)	(4)	1	(5)	1	(5)	6
36	Change in mark-to-market for future-period deliveries	4	(1)	5	8	(1)	9

37	Total other marketing and trading	2	(2)	4	9	(10)	19

38	Total marketing and trading	115	101	14	204	218	(14)

39	Total operating electric revenues	$635	$600	$35	$1,139	$1,096	$43

(a)	The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 39 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior-period mark-to-market gain of $4 million was transferred to “realized” for the second quarter of 2004. Lines 31, 32 and 34 include amounts totaling $4 million of realized gain for the second quarter of 2004.

See Glossary of Terms.	Page 2 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,722	2,543	179	5,132	4,647	485
41	Business	3,602	3,450	152	6,653	6,299	354

42	Total retail	6,324	5,993	331	11,785	10,946	839
	Wholesale electricity delivered
43	Traditional contracts	195	131	64	333	261	72
44	Retail load hedge management	731	205	526	900	314	586

45	Total regulated electricity	7,250	6,329	921	13,018	11,521	1,497

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	705	476	229	1,063	1,468	(405)
47	Electricity trading	5,243	4,936	307	9,441	10,010	(569)
48	Other delivered electricity	1,195	1,386	(191)	2,335	2,692	(357)

49	Total delivered marketing and trading	7,143	6,798	345	12,839	14,170	(1,331)

50	Total electric sales	14,393	13,127	1,266	25,857	25,691	166

See Glossary of Terms.	Page 3 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)
	Realized and Mark-To-Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$2	$1	$1	$5	$4	$1
52	Other electricity marketing and trading (a)	17	21	(4)	28	45	(17)

53	Total electricity	19	22	(3)	33	49	(16)
54	Other commodities (a)	2	(2)	4	—	(4)	4

55	Total realized margin	21	20	1	33	45	(12)

	Prior-period mark-to-market (gains) losses on contracts delivered during current period
56	Electricity (a)	(2)	(2)	—	(1)	(8)	7
57	Other commodities (a)	(2)	3	(5)	2	3	(1)
58	Charge related to trading activities with Enron and its affiliates	—	—	—	—	—	—

59	Subtotal	(4)	1	(5)	1	(5)	6

60	Total current period effects (b)	17	21	(4)	34	40	(6)

	Change in mark-to-market gains (losses) for future period deliveries (b)
61	Electricity	3	1	2	7	(4)	11
62	Other commodities	1	(2)	3	1	3	(2)

63	Subtotal	4	(1)	5	8	(1)	9

64	Total gross margin	$21	$20	$1	$42	$39	$3

Future Marketing and Trading Mark-to-Market Realization

As of June 30, 2004, Pinnacle West had accumulated mark-to-market net gains of $33 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2004, $3 million; 2005, $11 million; 2006, $4 million and thereafter, $15 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 60 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior-period mark-to-market gain of $2 million was transferred to “realized” for the second quarter of 2004. A $2 million realized gain is included in the $17 million on line 52 for the second quarter of 2004.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (continued) (Dollars in Millions)
	By Commodity Sold or Traded
65	Electricity	$20	$21	$(1)	$40	$38	$2
66	Natural gas	—	3	(3)	1	5	(4)
67	Coal	—	(1)	1	—	(2)	2
68	Emission allowances	1	(3)	4	1	(3)	4
69	Other	—	—	—	—	1	(1)

70	Total gross margin	$21	$20	$1	$42	$39	$3

	By Pinnacle West Entity
	Parent company marketing and trading division
71	Generation sales other than native load	$—	$—	$—	$—	$(2)	$2
72	Other marketing and trading	7	4	3	19	8	11
	APS
73	Generation sales other than native load	3	1	2	6	7	(1)
74	Other marketing and trading	(3)	3	(6)	(11)	3	(14)
	Pinnacle West Energy
75	Generation sales other than native load	—	—	—	—	(1)	1
76	Other marketing and trading	10	—	10	20	—	20
	APS ES
77	Other marketing and trading	4	12	(8)	8	24	(16)

78	Total gross margin before income taxes	$21	$20	$1	$42	$39	$3

See Glossary of Terms.	Page 5 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
79	Residential	852,594	821,331	31,263	854,174	824,634	29,540
80	Business	106,517	102,601	3,916	106,009	102,300	3,709

81	Total	959,111	923,932	35,179	960,183	926,934	33,249
82	Wholesale customers	82	66	16	82	66	16

83	Total customers	959,193	923,998	35,195	960,265	927,000	33,265

84	Customer Growth (% over prior year)	3.8%	3.1%	0.7%	3.6%	3.2%	0.4%
	RETAIL SALES (GWH) - WEATHER NORMALIZED
85	Residential	2,745	2,522	223	5,128	4,765	363
86	Business	3,621	3,495	126	6,628	6,370	258

87	Total	6,366	6,017	349	11,756	11,135	621

	RETAIL USAGE (KWh/Average Customer)
88	Residential	3,193	3,096	97	6,008	5,635	373
89	Business	33,816	33,625	191	62,759	61,574	1,185
	RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)
90	Residential	3,220	3,071	149	6,004	5,778	226
91	Business	33,990	34,064	(74)	62,519	62,268	251
	ELECTRICITY DEMAND (MW)
92	System peak demand	5,608	5,571	37	5,608	5,571	37

See Glossary of Terms.	Page 6 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY SOURCES (GWH)
	Generation production
93	Nuclear	1,860	2,047	(187)	4,008	4,353	(345)
94	Coal	3,035	2,824	211	5,922	5,594	328
95	Gas, oil and other	1,361	1,572	(211)	1,724	2,860	(1,136)

96	Total	6,256	6,443	(187)	11,654	12,807	(1,153)

	Purchased power
97	Firm load	1,533	606	927	2,234	594	1,640
98	Marketing and trading	7,169	6,527	642	12,676	13,016	(340)

99	Total	8,702	7,133	1,569	14,910	13,610	1,300

100	Total energy sources	14,958	13,576	1,382	26,564	26,417	147

	POWER PLANT PERFORMANCE
	Capacity Factors
101	Nuclear	77%	86%	(9)%	82%	92%	(10)%
102	Coal	81%	75%	6%	79%	75%	4%
103	Gas, oil and other	20%	31%	(11)%	13%	29%	(16)%
104	System average	50%	59%	(9)%	47%	59%	(12)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
105	Nuclear	233	136	97	184	84	100
106	Coal	153	254	(101)	151	273	(122)
107	Gas	47	148	(101)	48	169	(121)
108	Total	433	538	(105)	383	526	(143)
109	Generation Fuel Cost ($/MWh)	$18.59	$16.80	$1.79	$15.16	$16.80	$(1.64)

See Glossary of Terms.	Page 7 of 8

Pinnacle West Capital Corporation

Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2004 and 2003

		3 Mo. Ended June 30			6 Mo. Ended June 30
Line		2004	2003	Incr (Decr)	2004	2003	Incr (Decr)
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
110	Palo Verde	$50.36	$48.88	$1.48	$47.05	$49.27	$(2.22)
111	SP15	$54.73	$50.73	$4.00	$51.55	$52.54	$(0.99)
	Off-Peak
112	Palo Verde	$33.74	$25.48	$8.26	$33.70	$30.79	$2.91
113	SP15	$37.32	$28.27	$9.05	$37.11	$33.99	$3.12
	WEATHER INDICATORS
	Actual
114	Cooling degree-days	1,598	1,550	48	1,871	1,626	245
115	Heating degree-days	11	17	(6)	563	366	197
116	Average humidity	19%	18%	1%	29%	31%	(2)%
	10-Year Averages
117	Cooling degree-days	1,491	1,491	—	1,571	1,571	—
118	Heating degree-days	36	36	—	557	557	—
119	Average humidity	24%	24%	0%	33%	33%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b) (d)
120	Single-family	8,895	6,990	1,905	18,940	15,020	3,920
121	Multi-family	981	801	180	2,738	1,664	1,074

122	Total	9,876	7,791	2,085	21,678	16,684	4,994

	Arizona Job Growth (c) (d)
123	Payroll job growth (% over prior year)	2.5%	0.6%	1.9%	2.4%	0.9%	1.5%
124	Unemployment rate (%, seasonally adjusted)	5.3%	5.9%	(0.6)%	5.2%	5.9%	(0.7)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending May 2004.

See Glossary of Terms.	Page 8 of 8